                                                                   Exhibit 10.44


                          COLUMBUS McKINNON CORPORATION
                         MONTHLY RETIREMENT BENEFIT PLAN

                  Amendment No. 3 of the 1998 Plan Restatement

                  Columbus McKinnon Corporation (the "Company") hereby amends the Columbus McKinnon Corporation Monthly Retirement Benefit Plan (the "Plan"), as amended and restated in its entirety effective April 1, 1998, and as further amended by Amendment Nos. 1 and 2, as permitted under Section 10.1 of the Plan, as follows:

                        Amendments Effective Before 2002

1. Section 1.4, entitled "Actuarial Present Value" is amended effective April 1, 1998 by changing Section 1.4(b) to read as follows:

                  "(b) Cash-out of Amounts $5,000 or Less. In computing the Actuarial Present Value of a benefit to determine whether it can be paid immediately in a lump sum under Code Section 411(a)(11) or Code
         Section 417(e) (cash-outs of benefits not greater than $5,000), and to determine the amount to be paid, the mortality table and interest rate used shall be the "Applicable Mortality Table" and the "Applicable Interest Rate".

                           (1) "Applicable Mortality Table" means the table
                  prescribed by the Secretary of the Treasury that is based on the prevailing commissioners' standard table (described in Code Section 807(d)(5)(A)) used to determine reserves for group annuity contracts issued on the date as of which present value is being determined (without regard to any other subparagraph of Code Section 807(d)(5)).

                           (2) "Applicable Interest Rate" means the annual rate
                  of interest on 30-year Treasury Securities, or such other rate determined by the Secretary of Treasury for purposes of Code
                  Section 417(e), determined for the month of February preceding the Plan Year in which occurs the Annuity Starting Date."

2. Section 1.15, entitled "Earnings", is amended by changing Section 1.15(a)(1) to read as follows:


                           "(1) Specific Inclusions. "Earnings" shall include
                  all elective contributions paid into a cash or deferred arrangement maintained by the Employer under Code Section 401(k), all salary reduction contributions under a cafeteria plan that are excluded from income under Code Section 125, and any amount excluded from gross

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                   COLUMBUS McKINNON CORPORATION MONTHLY RETIREMENT BENEFIT PLAN
                              Page 2 of Amendment No. 3 of 1998 Plan Restatement


                  income pursuant to Code Section 132(f)(4) (qualified transportation fringes)."

3. Section 1.19, entitled "Employer", is amended effective April 1, 1998 to read as follows:

         "1.19 "Employer" means the Corporation and each Affiliate that participates in the Plan in accordance with Section 9.1. Any Affiliate that becomes an Employer shall be listed in Schedule A attached to and made a part of this Plan."

4. Section 1.22, entitled "Highly Compensated Employee", is amended effective April 1, 1999 by adding new Section 1.22(a)(3) to read as follows:

                           "(3) Calendar Year Data Election. Effective April 1,
                  1999, for purposes of Section 1.22(a)(2), the term "preceding year" shall mean the calendar year beginning with or within the Plan Year (look-back year) immediately preceding the Plan Year (determination year) for which the Highly Compensated Employee status of an Employee is being determined."

5. Section 2.3, entitled "Benefit Service", is amended effective April 1, 1998 by changing Section 2.3(b)(1) to read as follows:

                           "(1) Service Completed Before Participation. Hours of
                  Service included in Vesting Service completed by an Employee before he has become a Participant shall be excluded from Benefit Service."

6. Section 4.6, entitled "Deferred Vested Benefit", is amended effective April 1, 1998 by deleting Section 4.6(a) and renumbering Sections 4.6(b) and (c) as Sections 4.6(a) and (b).

7. Section 5.6, entitled "Eligible Rollover Distributions", is amended effective January 1, 2000 by adding the following language to Section 5.6(a)(1) after the reference therein to section 401(a)(9) of the Code:

         "effective after December 31, 1999, any hardship distribution described in Code Section 401(k)(2)(B)(i)(IV)"

8. Section 11.1, entitled "Definitions and Rules of Interpretation", is amended effective April 1, 2000 by changing Section 11.1(a) to read as follows:


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                   COLUMBUS McKINNON CORPORATION MONTHLY RETIREMENT BENEFIT PLAN
                              Page 3 of Amendment No. 3 of 1998 Plan Restatement


         "        (a)      "Annual Addition" [Deleted]"

9. Section 11.1, entitled "Definitions and Rules of Interpretation", is amended effective April 1, 2000 by changing Section 11.1(j) to read as follows:

                  "(j) Aggregation of Section 415 Employer's Defined Benefit Plans. For the purpose of this Article XI, all defined benefit plans (whether terminated or not) ever maintained by the Section 415 Employer shall be aggregated with the Plan and treated as one defined benefit plan."

10. Section 11.4, entitled "Participation in a Defined Contribution Plan", is amended effective April 1, 2000 to read as follows:

         "11.4    Participation in a Defined Contribution Plan.  [Deleted]"

11. New Schedule A, entitled "Participating Employers and Eligible Employees", is added to the Plan effective September 1, 1999 to read as follows:

                                   "Schedule A

                 Participating Employers and Eligible Employees

                  Any conflict between the information in this Schedule A and a numbered Schedule annexed to the Plan shall be resolved in favor of the numbered Schedule.

                  Reflecting Amendment of the Plan through January 1, 2000

         1.       Columbus McKinnon Corporation (April 1, 1987)

                  The Plan was established April 1, 1977 as the Retirement Plan for Salaried Employees of the Dixie Industries Division of Columbus McKinnon Corporation. Columbus McKinnon Corporation amended and restated the Plan as the Columbus McKinnon Corporation Monthly Benefit Retirement Plan covering certain salaried employees effective April 1, 1987. The Plan was amended effective April 1, 1998 to extend coverage to all nonunion employees of Columbus McKinnon Corporation who are regularly employed at a facility in the United States. Special rules regarding Columbus McKinnon Corporation employees participating in the Plan are set forth in Schedule 1.


         2.       Lift-Tech International, Inc. (April 1, 1996 - February 28,
                  1997)

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                   COLUMBUS McKINNON CORPORATION MONTHLY RETIREMENT BENEFIT PLAN
                              Page 4 of Amendment No. 3 of 1998 Plan Restatement


                  Columbus McKinnon Corporation acquired Lift-tech International, Inc. (Lift-Tech) on November 1, 1995 and merged Lift-Tech into Columbus McKinnon Corporation on March 1, 1997. Nonunion employees of Lift-Tech who meet the age and service requirements under the Plan and satisfy the definition of "Eligible Employee" are eligible to enter the Plan on or after April 1, 1996 in accordance with the provisions of the Plan. Such Employees are granted Eligibility Service and Vesting Service under the Plan for service with Lift-Tech International, Inc. and its affiliates prior to November 1, 1995. Special rules regarding Lift-Tech employees participating in the Plan are set forth in Schedule 1.

         3.       Yale Industrial Products, Inc. (April 1, 1998)

                  Columbus McKinnon Corporation acquired Spreckels Industries, Inc. and its subsidiaries on January 3, 1997. Effective March 31, 1997, Spreckels was merged into its subsidiary, Duff-Norton Company, Inc., and the subsidiary was renamed "Yale Industrial Products, Inc.". Nonunion employees of Yale Industrial Products, Inc. who meet the age and service requirements under the Plan and satisfy the definition of "Eligible Employee" are eligible to enter the Plan on or after April 1, 1998 in accordance with the provisions of the Plan. Special rules regarding Yale Industrial Products, Inc. employees participating in the Plan are set forth in Schedules 3, 4, 5 and 6.

         4.       Automatic Systems, Inc.  (September 1, 1999)

                  Columbus McKinnon Corporation acquired Automatic Systems, Inc., on March 31, 1998.

                  Persons employed as nonunion Employees by Automatic Systems, Inc. on September 1, 1999, who meet the age and service requirements under the Plan and satisfy the definition of "Eligible Employee" on or after April 1, 1999 shall be eligible to participate in the Plan on or after April 1, 1999 in accordance with Section 3.1 of the Plan, shall be granted Eligibility Service and Vesting Service under the Plan for service with Automatic Systems, Inc. and its affiliates prior to March 31, 1998, and shall be granted Benefit Service under the Plan for service with Automatic Systems, Inc. after March 31, 1999. The Final Average Earnings of an Employee whose employment terminates after five years of Vesting Service but before five years of Benefit Service shall be based on Vesting Service to the extent necessary to ensure an average based on five years of Earnings.


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                   COLUMBUS McKINNON CORPORATION MONTHLY RETIREMENT BENEFIT PLAN
                              Page 5 of Amendment No. 3 of 1998 Plan Restatement


         5.       Abell-Howe Crane, Inc. (September 1, 1999)

                  The Corporation approves the adoption of the Plan by Abell-Howe Crane, Inc. in accordance with Section 9.1 of the Plan, effective September 1, 1999.

         6.       Washington Equipment Company  (January 1, 2000)

                  Columbus McKinnon Corporation acquired Washington Equipment Company on April 29, 1999.

                  Persons employed as nonunion Employees by Washington Equipment Company on January 1, 2000 shall be eligible to participate in the Plan on or after January 1, 2000 in accordance with
                  Section 3.1 of the Plan, and shall be granted Eligibility Service and Vesting Service (but not Benefit Service) under the Plan for service with Washington Equipment Company and its affiliates prior to April 29, 1999. The Final Average Earnings of an Employee whose employment terminates after five years of Vesting Service but before five years of Benefit Service shall be based on Vesting Service to the extent necessary to ensure an average based on five years of Earnings.

         7.       Gaffey, Inc.  (January 1, 2000)

                  Gaffey, Inc. was a wholly-owned subsidiary of GL International Inc. GL International Inc. was merged into a subsidiary of

                  Columbus McKinnon Corporation on March 1, 1999 with the result that Gaffey, Inc. became a subsidiary of Columbus McKinnon Corporation on that date.

                  Persons employed as nonunion Employees by Gaffey, Inc. or Handling Systems and Conveyors, Inc. on January 1, 2000 shall be eligible to participate in the Plan on or after January 1, 2000 in accordance with Section 3.1 of the Plan, and shall be granted Eligibility Service and Vesting Service (but not Benefit Service) under the Plan for service with Gaffey, Inc. or Handling Systems and Conveyors, Inc. or their affiliates prior to March 1, 1999. The Final Average Earnings of an Employee whose employment terminates after five years of Vesting Service but before five years of Benefit Service shall be based on Vesting Service to the extent necessary to ensure an average based on five years of Earnings."

                         Amendments Effective After 2001

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                   COLUMBUS McKINNON CORPORATION MONTHLY RETIREMENT BENEFIT PLAN
                              Page 6 of Amendment No. 3 of 1998 Plan Restatement


12. Section 1.15, entitled "Earnings", is amended effective April 1, 2002 by changing Section 1.15(b) to read as follows:

                  "(b) Code Section 401(a)(17) Limitation. In addition to all other applicable limits set forth in the Plan, and notwithstanding any other provision in the Plan to the contrary, for any Plan Year or other 12-month period beginning on or after January 1, 1989, the Earnings of each Employee taken into account under the Plan shall not exceed the "Code Section 401(a)(17) Limit." If a Plan Year or other determination period consists of fewer than 12 months, the "Code Section 401(a)(17) Limitation" shall be multiplied by a fraction, the numerator of which is the number of months in the Plan Year or other determination period and the denominator of which is 12.

                           (1) Limit Effective January 1, 1989. The "Code
                  Section 401(a)(17) Limit" for the Plan Year or any other 12-month period beginning in the 1989 calendar year or any subsequent calendar year shall be $200,000 or such larger amount as the Secretary of the Treasury may determine for such calendar year under Code Section 401(a)(17).

                           (2) Limit Effective January 1, 1994. The "Code
                  Section 401(a)(17) Limit" for the Plan Year or any other 12-month period beginning in the 1994 calendar year or any subsequent calendar year shall be $150,000 or such larger amount as the Secretary of the Treasury may determine for such calendar year under Code Section 401(a)(17).

                           (3) Limit Effective January 1, 2002. The "Code
                  Section 401(a)(17) Limit" for the Plan Year or any other 12-month period beginning in the 2002 calendar year or any subsequent calendar year shall be $200,000 or such larger amount as the Secretary of the Treasury may determine for such calendar year under Code Section 401(a)(17)."

13. Section 1.21, entitled "Final Average Earnings", is amended effective April 1, 2002 by changing Section 1.21(c)(1) to read as follows:

                           "(1) In General. For purposes of determining a
                  Participant's Final Average Earnings, the Earnings for any 12-consecutive month period within the 60-consecutive month period used in Section 1.21(a) shall not exceed the Code
                  Section 401(a)(17) Limitation under Section 1.15(b) applicable for such 12 month period. If a Participant's

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                   COLUMBUS McKINNON CORPORATION MONTHLY RETIREMENT BENEFIT PLAN
                              Page 7 of Amendment No. 3 of 1998 Plan Restatement


                  Final Average Earnings are determined after the effective date of Code Section 401(a)(17) (or after the effective date of any amendment thereto) but the 60-consecutive month period used in
                  Section 1.21(a) includes one or more 12-consecutive month periods beginning before such effective date, the limitation for each such 12-consecutive month period shall, to the extent required by Treasury Regulations, be the lesser of limitation in effect during such 12-consecutive month period or the limitation in effect as of such effective date."

14 Section 5.6, entitled "Eligible Rollover Distributions", is amended effective January 1, 2002 by adding new Section 5.6(f) to read as follows:

         "(f)     EGTRRA Amendment.

                           (1) Effective Date. This subsection (f) shall apply
                  to distributions made after December 31, 2001.

                           (2) Modification of Definition of Eligible Retirement
                  Plan. For purposes of the direct rollover provisions in this
                  Section 5.6, an Eligible Retirement Plan shall also mean an annuity contract described in section 403(b) of the Code and an eligible plan under section 457(b) of the Code which is maintained by a state, political subdivision of a state, or any agency or instrumentality of a state or political subdivision of a state and which agrees to separately account for amounts transferred into such plan from this Plan. The definition of Eligible Retirement Plan shall also apply in the case of a distribution to a surviving spouse, or to a spouse or former spouse who is the alternate payee under a Qualified Domestic Relation Order.

                           (3) Modification of Definition of Eligible Rollover
                  Distribution to Exclude Hardship Distributions. For purposes of the direct rollover provisions in this Section 5.6, any amount that is distributed on account of hardship shall not be an eligible rollover distribution and the distributee may not elect to have any portion of such a distribution paid directly to an Eligible Retirement Plan.

                           (4) Modification of Definition of Eligible Rollover
                  Distribution To Include After-tax Employee Contributions. For purposes of the direct rollover provisions in this Section 5.6, a portion of a distribution shall not fail to be an Eligible Rollover Distribution merely because the

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                   COLUMBUS McKINNON CORPORATION MONTHLY RETIREMENT BENEFIT PLAN
                              Page 8 of Amendment No. 3 of 1998 Plan Restatement


                  portion consists of after-tax employee contributions which are not includible in gross income. However, such portion may be transferred only to an individual retirement account or annuity described in section 408(a) or (b) of the Code, or to a qualified defined contribution plan described in section 401(a) or 403(a) of the Code that agrees to separately account for amounts so transferred, including separately accounting for the portion of such distribution which is includible in gross income and the portion of such distribution which is not so includible."

15. Section 11.1, entitled "Definitions and Rules of Interpretation", is amended effective April 1, 2002 by changing Section 11.1(g) to read as follows:

                  "(g) "Section 415 Compensation" means with respect to a Limitation Year, "participant's compensation" as defined under Code
         Section 415(c)(3) and the Treasury Regulations thereunder. In no event shall a Participant's Section 415 Compensation for a Limitation Year beginning on or after April 1, 1989 exceed the applicable Code Section 401(a)(17) Limit set forth in the definition of "Earnings" under
         Section 1.15(b)."

16. Section 11.1, entitled "Definitions and Rules of Interpretation", is amended effective April 1, 2002 by changing Section 11.1(i) to read as follows:

                  "(a) "Social Security Retirement Age" [Deleted]"

17. Section 11.2, entitled "Maximum Annual Benefit", is amended effective April 1, 2002 by changing the "$90,000" in Section 11.2(a)(1) to "$160,000".

18. Section 11.2, entitled "Maximum Annual Benefit", is amended effective April 1, 2002 by changing Section 11.2(b)(2) to read as follows:

                           "(1) Benefits Commencing Before Age 62. If the
                  benefit of a Participant begins prior to age 65 but after age 62, the Dollar Limit applicable to the Participant shall not be adjusted except as provided in Section 11.2(b)(4), if required. If the benefit of a Participant begins prior to age 62, the Dollar Limit applicable to the Participant at such earlier age is an annual benefit payable in the form of a straight life annuity beginning at the earlier age that is the Actuarial Equivalent of the Dollar Limit applicable to the Participant at age 62 (adjusted under Section 11.2(b)(4), if required). For the purpose of determining Actuarial Equivalence, the interest rate shall be the greater of 5 percent or the rate set forth in Section 1.4(c) and the mortality table

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                   COLUMBUS McKINNON CORPORATION MONTHLY RETIREMENT BENEFIT PLAN
                              Page 9 of Amendment No. 3 of 1998 Plan Restatement


                  shall be the table described in Section 1.4(b) provided, however, that the mortality decrement shall be ignored to the extent that a forfeiture does not occur at death."

19. Section 11.2, entitled "Maximum Annual Benefit", is amended effective April 1, 2002 by changing Section 11.2(b)(3) to read as follows:

                           "(3) Benefits Commencing After Age 65. If the benefit
                  of a Participant begins after age 65, the Dollar Limit applicable to the Participant at such later age is an annual benefit payable in the form of a straight life annuity beginning at the later age that is the Actuarial Equivalent of the Dollar Limit applicable to the Participant at age 65 (adjusted under Section 11.2(b)(4), if required). For the purpose of determining Actuarial Equivalence, the interest rate shall be the lesser of 5 percent or the rate set forth in
                  Section 1.4(c) and the mortality table shall be the table described in Section 1.4(b) provided, however, that the mortality decrement shall be ignored to the extent that a forfeiture does not occur at death."

20. New Section 12.8, entitled "EGTRRA Amendment", is added effective April 1, 2002 to read as follows:

                  12.8     EGTRRA Amendment.

                           (a) Effective date. This Section 12.8 shall apply for
                  purposes of determining whether the Plan is a top-heavy plan under section 416(g) of the Code for Plan Years beginning after December 31, 2001, and whether the Plan satisfies the minimum benefits requirements of section 416(c) of the Code for such years. This section shall govern over any contrary provision in this Article 12.

                           (b) Determination of Top-Heavy Status.

                                    (1) Key Employee. Key Employee means any
                  employee or former employee (including any deceased employee) who at any time during the Plan Year that includes the Determination Date was an officer of the Employer having annual compensation greater than $130,000 (as adjusted under section 416(i)(1) of the Code for plan years beginning after December 31, 2002), a 5-percent owner of the employer, or a 1-percent owner of the employer having annual


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                   COLUMBUS McKINNON CORPORATION MONTHLY RETIREMENT BENEFIT PLAN
                             Page 10 of Amendment No. 3 of 1998 Plan Restatement


                  compensation of more than $150,000. For this purpose, annual compensation means compensation within the meaning of section 415(c)(3) of the Code. The determination of who is a Key Employee will be made in accordance with section 416(i)(1) of the Code and the applicable regulations and other guidance of general applicability issued thereunder.

                           (2) Determination of Present Values and Amounts. This
                  Section 12.8(b)(2) shall apply for purposes of determining the present values of accrued benefits and the amounts of account balances of employees as of the Determination Date.

                                            (A)      Distributions  during  year
                  ending on the determination date. The present values of accrued benefits and the amounts of account balances of an employee as of the Determination Date shall be increased by the distributions made with respect to the employee under the Plan and any plan aggregated with the Plan under section 416(g)(2) of the Code during the 1-year period ending on the determination date. The preceding sentence shall also apply to distributions under a terminated plan which, had it not been terminated, would have been aggregated with the Plan under section 416(g)(2)(A)(i) of the Code. In the case of a distribution made for a reason other than separation from service, death, or disability, this provision shall be applied by substituting 5-year period for 1-year period.

                                            (B)      Employees not  performing
                  services during year ending on the Determination Date. The accrued benefits and accounts of any individual who has not performed services for the Employer during the 1-year period ending on the Determination Date shall not be taken into account.

                           (c) Minimum Benefits. For purposes of satisfying the
                  minimum benefit requirements of section 416(c)(1) of the Code and the Plan, in determining years of service with the Employer, any service with the Employer shall be disregarded to the extent that such service occurs during a Plan Year when the plan benefits (within the meaning of section 410(b) of the Code) no Key Employee or former Key Employee.


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                   COLUMBUS McKINNON CORPORATION MONTHLY RETIREMENT BENEFIT PLAN
                             Page 11 of Amendment No. 3 of 1998 Plan Restatement


                  IN WITNESS WHEREOF, this instrument of amendment has been executed by a duly authorized officer of the Corporation this day of March, 2002, to be effective as of the dates recited herein.

                                COLUMBUS McKINNON CORPORATION


                                By:  /s/ Robert L. Montgomery
                                   --------------------------------------------


                                Title:  Executive Vice President
                                      -----------------------------------------